Home Bancorp, Inc. Q3 2022 Investor Presentation

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) the COVID-19 pandemic; (9) cyber incidents or other failures, disruptions or security beaches; or (10) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2021. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. Forward Looking Statements | 2

Our Company Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ Global) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across south LA, western MS and Houston Highlights: • Total Assets: $3.2 billion at September 30, 2022 • Market Cap: $353 million at October 28, 2022 • Ownership (S&P Global as of October 28, 2022) • Institutional: 40% • Insider/ESOP: 14% • Completed the acquisition of Friendswood Capital Corporation, the former holding company of Texan Bank, N.A. on March 26, 2022 | 3 ◦ Total Assets of $414.4 million ◦ Total Loans of $318.9 million ◦ Total Deposits of $368.0 million

Quarterly Financial Highlights (dollars in thousands, except per share data) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Profitability Net income $ 11,396 $ 15,059 $ 10,238 $ 4,401 $ 8,461 $ 10,434 Diluted EPS 1.34 1.79 1.23 0.53 1.03 1.28 ROA 1.67% 2.17% 1.38% 0.60% 1.03% 1.27 % ROE 13.7 17.5 11.7 5.1 10.2 12.4 ROATCE(1) 17.2 21.7 14.5 6.5 14.4 17.3 Efficiency ratio 60.5 50.5 63.9 67.8 66.1 58.5 Provision (reversal) for loan losses (3,425) (2,385) (2,648) 3,215 591 1,696 Adjusted pre-tax income(1) 9,033 9,336 8,119 8,278 11,924 14,390 Balance Sheet Assets $ 2,764,756 $ 2,763,466 $ 2,938,244 $ 3,332,228 $ 3,362,216 $ 3,167,666 Loans 1,918,488 1,875,176 1,840,093 2,157,969 2,224,655 2,303,279 PPP loans 197,614 95,560 43,637 22,759 12,083 7,094 Loans excluding PPP loans 1,720,874 1,779,616 1,796,456 2,135,210 2,212,572 2,296,185 Cash and cash equivalents 393,203 413,694 601,443 548,019 444,151 150,556 Allowance for loan losses (26,687) (24,149) (21,089) (26,731) (26,020) (27,351) Total deposits 2,370,764 2,365,717 2,535,849 2,941,179 2,920,376 2,738,424 Per Share Data Share price $ 38.11 $ 38.68 $ 41.51 $ 40.79 $ 34.13 $ 38.99 Book value 38.92 40.38 41.27 39.93 39.44 38.27 Tangible book value(1) 31.72 33.08 34.00 29.57 28.86 27.66 Price / tangible book value per share 120% 117% 122% 138% 118% 141 % Dividend paid $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 | 4 (1) See appendix for reconciliation of Non-GAAP items.

H om e B an k To ta l A ss et s ($ in m ill io ns ) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Sep-22 YTD 1,000 2,000 3,000 4,000 Asset Growth Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank March 2010 $199 FDIC-assisted 6 All Cash Guaranty Savings Bank July 2011 $257 95% 5 All Cash Britton & Koontz Bank February 2014 $301 90% 8 All Cash Bank of New Orleans September 2015 $346 126% 4 All Cash St. Martin Bank & Trust December 2017 $597 183% 12 ~80% Stock, 20% Cash(1) Texan Bank March 2022 $416 144% 5 All Cash (1) Cash was comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. Statewide Bank Guaranty Savings Bank Britton & Koontz Bank Bank of New Orleans St. Martin Bank & Trust CAGR = 13.9% as of September 30, 2022 | 5 Texan Bank

Texan Bank Acquisition Update 6 Timeline • Announced – 12/15/2021 • Legal – 3/26/2022 • Conversion – 6/25/2022 101 days 91 days Consideration & Forecast Metrics • 100% cash - $67MM deal value • 3.5 year TBV payback • 14% accretive to EPS in year 1 ◦ > 20% thereafter • Projected 10% loan growth Acquired Assets • $319MM of Loans • $368MM of Deposits ◦ DDA = $98MM ◦ CDs = $121MM ◦ Other interest bearing NMD’s = $150MM • $10.2MM of Non-accruing loans (3.2% of loans) ◦ Recorded as PCD loans with $2.3 reserve Exceeding expectations through 9/30/2022 • HBCP Adjusted Pre-tax earnings growth (1) ◦ Q2 2022 YOY % change = 32% ◦ Q3 2022 YOY % change = 54% • 25% annualized loan growth ◦ $40MM increase • Successfully retained talented employees ◦ CEO (Houston Market President) ◦ President ◦ All commercial bankers • Improving credit quality ◦ $8.0MM non-accruing loans (2.2% of loans) • Restructure funding base: ◦ $301MM as of Q3 2022 ($68MM decline) ◦ Maintaining DDA relationships ◦ CDs down $37MM ◦ MMDA down $27MM Continued Focus • Employee Recruitment • Continued market expansion • Branch network evaluation • Expand treasury management services(1) See appendix for reconciliation of Non-GAAP items

($ in millions) $7.3 $9.9 $12.6 $16.0 $16.8 $31.6 $27.9 $24.8 $48.6 $23.3 Q1 Q2 Q3 Q4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $0 $10 $20 $30 $40 $50 $60 Net Income test $1.06 $1.42 $1.79 $2.25 $2.28 $3.40 $3.05 $2.85 $5.77 $2.84 Q1 Q2 Q3 Q4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Diluted EPS Earnings | 7

Profitability 1.04 1.46 1.27 0.99 1.76 0.60 1.03 1.27% 1.58 1.86 1.61 1.50 1.36 1.14 1.46 1.75% GAAP Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 3Q 2022 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 8.6 10.9 9.0 7.8 14.4 5.1 10.2 12.4 13.1 13.9 11.3 11.0 10.5 9.6 14.4 17.0 GAAP Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 3Q 2022 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Return on Average Equity 9.7 14.8 11.8 10.2 18.0 6.5 14.4 17.3 14.2 18.0 14.3 13.8 12.8 11.6 19.5 23.1 ROATCE Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 3Q 2022 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% 26.0% Return on Tangible Common Equity 59.3 60.0 63.3 59.1 57.1 67.8 66.1 58.5 61.1 59.6 63.5 63.8 64.8 67.7 62.3 58.2 GAAP Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 3Q 2022 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 8

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) Originated Acquired PPP Loans Originated growth % (annualized & excluding PPP) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Sep- 22 YTD 0 500 1,000 1,500 2,000 2,500 Organic Loan Growth (excludes acquisition accounting & unearned income) 7% 24% 13% 18% 19% 11% 12% 6% 16% 15% 12% 10% CAGR Excluding PPP Loans: Total Loan CAGR = 15% Originated Loan CAGR = 13% Net PPP loans at September 30, 2022 = $7 million with $103,000 in remaining deferred lender fees | 9 22%

Loan Portfolio Excluding PPP Loans (as of September 30, 2022) CRE, 48% 1-4 Mortgage, 16% C&D, 14% C&I, 14% Multifamily, 4% Home Equity, 3% Consumer, 1% Composition Market Diversification Acadiana, 30% New Orleans, 28%Houston, 13% Northshore 11% Baton Rouge, 2% MS, 16% | 10 CRE Loan Portfolio • Owner Occupied - 56% • Non-owner Occupied - 44% Texan Bank acquired $318.9 million loans • 76% - CRE loans • 10% - C&I loans 3Q 2022 annualized growth rate • Houston market - 25% • Other markets - 13%

($ in m ill io ns ) $17.9 $4.6 $12.7 $(2.3) $(10.2) $(1.7) $1.4 $3.8 $1.7 $(0.7) $22.5 $33.0 $21.1 $27.3 Dec 2019 CECL Impact Day 1 ALL Provision Net Charge- offs Dec 2020 Provision (reversal) Net Charge- offs Dec 2021 Allowance for Texan Bank Acquired PCD Loans Provision for Texan Loan Portfolio Organic Provision (reversal) Net Charge- offs Sep 2022 $0 $10 $20 $30 $40 • Day 1 ALL / total loans = 1.31% • Acquired $10.2 million of Texan Bank nonperforming loans • ALL / total loans on Texan non-PCD loans = 1.23% Changes in ALL CECL Adoption 2021 (dollars in thousands) 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 Total Loans $ 1,875,176 $ 1,840,093 $ 2,157,969 $ 2,224,655 $ 2,303,279 Less: PPP Loans 95,560 43,637 22,759 12,083 7,094 Loans Excluding PPP Loans $ 1,779,616 $ 1,796,456 $ 2,135,210 $ 2,212,572 $ 2,296,185 Nonperforming Loans $ 14,501 $ 13,275 $ 21,113 $ 18,505 $ 17,083 ALL / Total Loans 1.29% 1.15% 1.24% 1.17% 1.19 % ALL / Loans Excluding PPP 1.36% 1.17% 1.25% 1.18% 1.19 % ALL / NPL's 167% 159% 127% 141% 160 % ALL / Assets 0.87% 0.72% 0.80% 0.77% 0.86% | 11 2022

Credit Quality Trends 1.07 1.16 1.21 1.30 0.77 0.49 0.550.84 1.01 0.72 0.75 0.40 0.28 0.14 NPAs / Total Assets Originated NPAs / Total Assets 2016 2017 2018 2019 2020 2021 Sep-22 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% NPAs / Assets title 0.02 0.00 0.15 0.09 0.12 0.09 0.04 2016 2017 2018 2019 2020 2021 Sep-22 YTD 0.00% 0.05% 0.10% 0.15% 0.20% Net Charge-offs / YTD Average Loans 75.0 57.0 63.0 62.6 165.0 145.8 156.5 ALL / NPAs 2016 2017 2018 2019 2020 2021 2022 0.0% 50.0% 100.0% 150.0% 200.0% ALL / NPAs 0.94 1.74 1.94 1.73 1.03 0.83 0.31 0.64 0.82 0.87 1.32 0.74 0.57 0.20 Past Due Loans / Loans Originated Past Due / Originated Loans 2016 2017 2018 2019 2020 2021 Sep-22 YTD 0.0% 1.0% 2.0% 3.0% Loans Past Due | 12

Acadiana 54% New Orleans 15% Houston 11% Northshore 9% Mississippi, 7% Baton Rouge, 4% Deposits $ in m ill io ns 25% 25% 24% 28% 30% 34% 26% 27% 28% 29% 31% 25% 21% 20% 22% 17% 13% 13% 16% 17% 15% 15% 15% 16% 12% 11% 11% 11% 11% 12% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2017 2018 2019 2020 2021 Sep 2022 $600 $1,200 $1,800 $2,400 $3,000 Change (dollars in thousands) 12/31/2020 12/31/2021 9/30/2022 2022 vs 2021 2022 vs 2020 Demand Deposits $ 615,700 $ 766,385 $ 921,089 $ 154,704 $ 305,389 Savings 250,165 285,728 325,594 39,866 75,429 Money Market 333,078 371,478 452,474 80,996 119,396 NOW 646,085 792,919 686,592 (106,327) 40,507 CDs 368,793 319,339 352,675 33,336 (16,118) Total Deposits $ 2,213,821 $ 2,535,849 $ 2,738,424 $ 202,575 $ 524,603 • $368.0 million deposits acquired from Texan Bank. • $119.6 million, or 38% of the deposits acquired were in CD's. • At September 30, 2022, $274.7 million in CDs mature within 12 months. | 13

Yields 3.82 4.11 4.14 3.75 4.16 3.53 3.39 3.76 4.11 3.96 4.06 3.88 3.71 3.64 3.29 3.31 3.73 4.11 NIM NIM Excl. PPP 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 3.00% 3.50% 4.00% 4.50% NIM (TE)(1) 4.94 5.20 5.21 4.95 5.60 5.12 4.88 4.94 5.17 5.28 5.31 5.03 5.06 5.00 4.83 4.79 4.91 5.17 Loan Yield Loan Yield Excl. PPP 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4.50% 5.00% 5.50% 6.00% Yield on Loans(1) 0.63 0.53 0.46 0.39 0.31 0.26 0.24 0.25 0.46 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 0.0% 0.3% 0.5% 0.8% Cost of Interest-Bearing Liabilities • NIM increased 38 bps (excluding PPP) for the quarter ended September 2022. • PPP loans as of September 2022: ◦ Average YTD loans: $18.7 million ◦ YTD lender fee income: $1.2 million • Subordinated debt issued in aggregate totaling $55 million at 5.75% on June 30, 2022. Debt was recorded net of issuance costs of $1.1 million | 14 (1) See appendix for reconciliation of Non-GAAP items.

Interest Rate Risk Rate Shock 1 Year % Change in NII -100 (3.3)% +100 0.9% +200 1.8% +300 2.5% % of assets 2019 2022Q3 Cash 2% 5% Investments 12% 16% Loans, excluding PPP 78% 72% Other Assets 8% 8% NMD - noninterest-bearing 20% 29% NMD - interest-bearing 45% 46% CDs 18% 11% Total Deposits 83% 86% Advances 2% 1% Subordinated Debt —% 2% Other 1% 1% Equity 14% 10% • Significant increase in Cash allocation • Investment Portfolio effective duration = 4.6 • 30% of loan portfolio is variable • Loan portfolio effective duration ~ 2.4 (based on management estimates) • Consistent NMD deposit beta during previous Fed Funds rate cycles ◦ 31% during previous full Fed Funds hike ◦ 31% during previous full Fed Funds decline ◦ 3% in Current 2022 Fed Fund cycle • Strong Growth in noninterest-bearing deposits | 15

Noninterest Income & Expense 0.68 0.62 0.62 0.62 0.57 0.54 0.44 2016 2017 2018 2019 2020 2021 Sep-22 YTD 0.40% 0.50% 0.60% 0.70% Noninterest Income(1) / Assets 2.98 2.79 2.83 2.87 2.53 2.41 2.47 2016 2017 2018 2019 2020 2021 Sep-22 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes noncore items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Service fees and charges $ 1,260 $ 1,224 $ 1,165 $ 1,257 $ 1,300 Bank card fees 1,519 1,519 1,454 1,636 1,623 Gain on sale of loans 415 376 299 264 78 Loss on sale of assets, net (3) (44) 5 (6) 18 Other 2,192 459 463 535 455 Total noninterest income $ 5,383 $ 3,534 $ 3,386 $ 3,686 $ 3,474 (dollars in thousands) 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Compensation $ 9,809 $ 9,991 $ 10,159 $ 12,583 $ 12,128 Data processing 2,118 2,237 2,195 2,533 2,284 Occupancy 1,717 1,824 1,803 2,354 2,297 Provision for unfunded — 15 302 — 146 Other 2,787 3,950 3,781 4,295 3,868 Total noninterest expense $ 16,431 $ 18,017 $ 18,240 $ 21,765 $ 20,723 Merger expenses — 299 328 1,583 60 Noninterest expense excl. provision for unfunded and merger expenses $ 16,431 $ 17,703 $ 17,610 $ 20,182 $ 20,517 | 16

| 17 Total Return (Daily %) - 3 Years Total Return (Monthly %) - Since 2008 HBCP Stock Performance (as of October 28, 2022) | 17 HBCP S&P US Banks Index ISTR BFST FGBI HWC 8/19 11/19 2/20 5/20 7/20 10/20 1/21 4/21 7/21 9/21 12/21 3/22 6/22 8/22 -100 -50 0 50 100 150 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 -200 0 200 400 600

Capital $0.30 $0.41 $0.55 $0.71 $0.84 $0.88 $0.91 $0.69 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019 2020 2021 2022 $0.00 $0.25 $0.50 $0.75 $1.00 Dividends Per Share 11.2 9.7 9.8 8.7 9.3 9.8 15.3 15.2 15.9 12.3 13.7 13.7 Tier 1 leverage capital Total risk-based capital 2019 2020 2021 1Q 2022 2Q 2022 3Q 2022 0% 5% 10% 15% 20% Capital Ratios (Bank only) • As of October 28, 2022 ~ 197,033 shares remaining in 2021 Repurchase Plan. Share Repurchase Activity | 18 (dollars in millions) TBV % Accretive / Dilutive 12/31/2021 $ 290.0 Net Income 23.3 8.0 % Change in OCI -43.6 (15.0) % Intangibles Acquired * -25.9 (8.9) % Other 2.1 0.7 % Dividends -5.8 (2.0) % Share buybacks -11.3 (3.9) % 9/30/2022 $ 228.8 (21.1) % Year # Shares Average Price Cash Utilized 2020 530,504 $ 26.41 $ 14,011,605 2021 246,012 36.18 8,900,409 2022 (as of 10/28/2022) 287,035 39.29 11,277,059 Share repurchase activity 1,063,551 $ 32.15 $ 34,189,073 *Less intangible amortization, net of tax • Quarterly dividend increased to $0.24 in Q4

Investment Perspective Strong earnings and shareholder returns Conservative, well-managed credit culture Well capitalized with capacity for continued growth Market disruption creates new opportunities Disciplined acquirer Insider owners committed to continual improvement | 19

WE ARE ONE TEAM, CREATING EXCEPTIONAL CUSTOMER EXPERIENCES | 20

(dollars in thousands, except per share data) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Total shareholders' equity $ 337,812 $ 344,149 $ 351,903 $ 337,504 $ 329,124 $ 316,656 Less: intangible assets 62,520 62,229 61,949 87,569 88,309 87,839 Non-GAAP tangible shareholders' equity $ 275,292 $ 281,920 $ 289,954 $ 249,935 $ 240,815 $ 228,817 Reported net income $ 11,396 $ 15,059 $ 10,238 $ 4,401 $ 8,461 $ 10,434 Add: amortization CDI, net tax 232 230 221 199 359 358 Non-GAAP tangible net income $ 11,628 $ 15,289 $ 10,459 $ 4,600 $ 8,820 $ 10,792 Return on average equity 13.7% 17.5% 11.7% 5.1% 10.2% 12.4 % Add: intangible assets 3.5 4.2 2.8 1.4 4.2 4.9 Non-GAAP return on tangible common equity 17.2% 21.7% 14.5% 6.5% 14.4% 17.3 % Book value per share $ 38.92 $ 40.38 $ 41.27 $ 39.93 $ 39.44 $ 38.27 Less: intangible assets 7.20 7.30 7.27 10.36 10.58 10.61 Non-GAAP tangible book value per share $ 31.72 $ 33.08 $ 34.00 $ 29.57 $ 28.86 $ 27.66 | 21 Appendix (non-GAAP reconciliation)

(dollars in thousands) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Reported net income $ 11,396 $ 15,059 $ 10,238 $ 4,401 $ 8,461 $ 10,434 Less: PPP loan income 2,372 4,742 2,201 799 402 132 Less: BOLI benefitt — 1,717 — — — — Less: gain (loss) on sale of assets (457) (3) (44) 5 (6) 18 Less: loan discount accretion 556 585 484 457 879 847 Add: provision (reversal) for loan losses (3,425) (2,385) (2,648) 3,215 591 1,696 Add: provision for credit losses on unfunded commitments 375 — 15 302 — 146 Add: CDI amortization 293 291 279 252 454 453 Add: merger-related expenses — — 299 328 1,583 60 Add: income tax expense 2,865 3,412 2,577 1,041 2,110 2,598 Adjusted pre-tax income (1) $ 9,033 $ 9,336 $ 8,119 $ 8,278 $ 11,924 $ 14,390 Average total loans $ 1,963,935 $ 1,896,808 $ 1,856,814 $ 1,862,616 $ 2,190,721 $ 2,265,846 Less: average PPP loans 228,114 144,626 67,198 31,326 15,463 9,431 Average total loans excluding PPP loans $ 1,735,821 $ 1,752,182 $ 1,789,616 $ 1,831,290 $ 2,175,258 $ 2,256,415 Loan yield 4.95% 5.60% 5.12% 4.88% 4.94% 5.17 % Negative (positive) impact of PPP loans 0.11 (0.60) (0.29) (0.09) (0.03) — Loan yield excluding PPP loans 5.06% 5.00% 4.83% 4.79% 4.91% 5.17 % Net interest margin 3.75% 4.16% 3.53% 3.39% 3.76% 4.11 % Negative (positive) impact of PPP loans (0.04) (0.52) (0.24) (0.08) (0.03) — Net interest margin excluding PPP loans 3.71% 3.64% 3.29% 3.31% 3.73% 4.11% | 22 Appendix (non-GAAP reconciliation) (1) Adjusted pre-tax income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Appendix (non-GAAP reconciliation) (dollars in thousands) 2017 2018 2019 2020 2021 Sep-22 YTD Total shareholders' equity $ 277,871 $ 304,040 $ 316,329 $ 321,842 $ 351,903 $ 316,656 Less: intangible assets 68,033 66,055 64,472 63,112 61,949 87,839 Non-GAAP tangible shareholders' equity $ 209,838 $ 237,985 $ 251,857 $ 258,730 $ 289,954 $ 228,817 Reported net income $ 16,824 $ 31,590 $ 27,932 $ 24,765 $ 48,621 $ 23,296 Add: amortization CDI, net tax 496 1,458 1,251 1,074 919 916 Non-GAAP tangible income $ 17,320 $ 33,048 $ 29,183 $ 25,839 $ 49,540 $ 24,212 Return on average equity 8.6% 10.9% 9.0% 7.8% 14.4% 9.2 % Add: intangible assets 1.1 3.9 2.8 2.4 3.6 3.3 Non-GAAP return on tangible common equity 9.7% 14.8% 11.8% 10.2% 18.0% 12.5 % Originated loans $ 941,922 $ 1,095,160 $ 1,251,201 $ 1,625,139 $ 1,593,769 $ 1,814,311 Acquired loans 715,873 554,594 463,160 354,815 246,324 488,968 Total loans $ 1,657,795 $ 1,649,754 $ 1,714,361 $ 1,979,954 $ 1,840,093 $ 2,303,279 Originated NPAs $ 22,523 $ 15,526 $ 16,421 $ 10,353 $ 8,348 $ 4,298 Acquired NPAs 3,238 10,444 12,121 9,628 6,116 13,175 Total NPAs $ 25,761 $ 25,970 $ 28,542 $ 19,981 $ 14,464 $ 17,473 Originated past due loans $ 7,685 $ 9,549 $ 16,541 $ 12,070 $ 9,071 $ 3,703 Acquired past due loans 21,120 22,493 13,098 8,335 6,146 3,423 Total past due loans $ 28,805 $ 32,042 $ 29,639 $ 20,405 $ 15,217 $ 7,126 Average assets $ 1,615,738 $ 2,160,942 $ 2,198,483 $ 2,491,612 $ 2,765,878 $ 3,180,610 Less: average PPP loans — — — 169,665 169,149 18,660 Average assets excluding PPP loans $ 1,615,738 $ 2,160,942 $ 2,198,483 $ 2,321,947 $ 2,596,729 $ 3,161,950 | 23

(dollars in thousands) 2017 2018 2019 2020 2021 Sep-22 YTD Reported noninterest income $ 9,962 $ 13,447 $ 14,415 $ 14,305 $ 16,271 $ 10,546 Less: BOLI benefit — — 1,194 — 1,717 — Less: gain (loss) on sale of assets (69) — (347) — (504) — Non-GAAP noninterest income $ 10,031 $ 13,447 $ 13,568 $ 14,305 $ 15,058 $ 10,546 Reported noninterest expense $ 46,177 $ 63,225 $ 63,605 $ 62,981 $ 66,982 $ 60,728 Less: lease termination — — 291 — — — Less: severance pay — — 287 — — — Less: merger-related expenses 1,086 2,010 — — 299 1,971 Non-GAAP noninterest expense $ 45,091 $ 61,215 $ 63,027 $ 62,981 $ 66,683 $ 58,757 Reported net income $ 16,824 $ 31,590 $ 27,932 $ 24,765 $ 48,621 $ 23,296 Less: PPP loan income — — — 5,895 13,208 1,333 Less: Write of FDIC loss share receivable — — (680) — — — Less: BOLI benefit — — 1,194 — 1,717 — Less: gain (loss) on sale of assets (69) — (347) — (504) — Less: loan discount accretion 5,342 5,805 3,503 4,097 2,361 2,183 Add: provision (reversal) for loan losses 2,317 3,943 3,014 12,728 (10,161) 5,502 Add: provision for credit losses on unfunded commitments — — — — 390 448 Add: CDI amortization 763 1,845 1,583 1,360 1,163 1,159 Add: income tax expense 9,772 6,695 5,860 6,042 11,818 5,749 Add: lease termination — — 291 — — — Add: severance pay — — 287 — — — Add: merger-related expenses 1,086 2,010 — — 299 1,971 Adjusted pre-tax income (1) $ 25,489 $ 40,278 $ 35,297 $ 34,903 $ 35,348 $ 34,609 | 24 Appendix (non-GAAP reconciliation) (1) Adjusted pre-tax income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.